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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 17, 1996

                               KMART CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

                                1-32738-0729500
         (Commission File Number)(I.R.S.  Employer Identification No.)

                3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
              (Address of Principal Executive Offices) (Zip Code)

                                 (810) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)






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ITEM 7.   EXHIBITS

The following exhibits are filed in connection with the Company's Registration Statement on Form S-3 (Registration No. 33-12534):

5(d)         Opinion of Skadden, Arps, Slate, Meagher & Flom

5(e)         Opinion of A. N. Palizzi

23(d)        Consent of Skadden, Arps, Slate, Meagher & Flom (included in
             Exhibit 5(d))

23(e)        Consent of A. N. Palizzi (included in Exhibit 5(e))





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KMART CORPORATION
                                       (Registrant)



                                     By: /s/ Nancie W. LaDuke
                                         ------------------------
                                     Nancie W. LaDuke
                                     Vice President and Secretary

Date: June 17, 1996




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Exhibit
  No.                                   Description
- -------                                 ------------

5 (d)                                   Opinion of Skadden, Arps, Slate,
                                        Meagher & Flom

5 (e)                                   Opinion of A.N. Palizzi



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